UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 10, 2010
ARRIS Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31254	58-2588724

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3871 Lakefield Drive, Suwanee, Georgia		30024

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 678-473-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 10, 2010, ARRIS Group, Inc. issued a press release regarding preliminary and unaudited financial results for the fourth quarter and full year 2009 results. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
99.1	Press Release dated February 10, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ David B Potts
David B Potts
Executive Vice President and CFO

Date: February 10, 2010

EXHIBIT INDEX
99.1	Press Release dated February 10, 2010